UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): September 20, 2007

HYDRON TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

New York	000-06333	13-1574215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 4400 34th Street N, Suite F,

Saint Petersburg, Florida 33714

(Address of principal executive offices)

(727) 342-5050

(Registrant’s telephone number, including area code)

Copy to:

Robert C. Brighton, Jr., Esq.

Ruden McClosky Smith Schuster & Russell, P.A.

200 East Broward Boulevard

Fort Lauderdale, FL 33301

Phone: (954) 527-2473

Fax: (954) 333-4073

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(b) On September 20, 2007, a meeting of the Board of Directors (“Board”) of Hydron Technologies, Inc. (the “Company”) was held. At the meeting, among other things, the Board approved a change in the Company’s fiscal year from a fiscal year ending December 31 to a fiscal year ending on September 30, effective immediately. The Company intends to file a transition report on Form 10-KSB for the nine-month fiscal year ending September 30. No amendment to the Company’s articles of incorporation or by-laws was required to implement this change. Under the Company’s by-laws, the Board is given the power to set the Company’s fiscal year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDRON TECHNOLOGIES, INC.

	BY:	/s/ DAVID POLLOCK
David Pollock Chief Executive Officer
Dated: September 21, 2007